UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 11, 2024
Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737,
Cincinnati,	Ohio	45262-5737
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (513) 459-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2024, Cintas Corporation (the “Company”) announced a four-for-one forward stock split (the “Forward Stock Split”) of the Company’s common stock, no par value (the “Common Stock”). Effective as of 5:00 p.m. (Eastern time) on September 11, 2024, the Company’s Restated Articles of Incorporation, dated as of March 1, 1989 (as amended, the “Restated Articles”), were amended to effect the Forward Stock Split of the shares of Common Stock issued and outstanding as of 5:00 p.m. (Eastern time) on September 11, 2024. Pursuant to the applicable provisions of the Washington Business Corporation Act, no shareholder approval was required for the amendments to the Restated Articles, and the amendments to the Restated Articles were approved by the Board of Directors of the Company.

As a result of the Forward Stock Split, every one share of issued and outstanding Common Stock will be automatically split into four issued and outstanding shares of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Forward Stock Split. The Forward Stock Split will increase the number of shares of Common Stock outstanding from 100,814,614 shares to 403,258,456 shares. The number of authorized shares of common stock under the Restated Articles will increase from 425,000,000 shares to 1,700,000,000 shares.

The information set forth herein is qualified in its entirety by reference to the complete text of the amendment to the Restated Articles, a copy of which is filed with this report as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment of the Restated Articles of Incorporation of Cintas Corporation, dated September 3, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date:	September 12, 2024	By:	/s/ D. Brock Denton
D. Brock Denton
Senior Vice President, Secretary and General Counsel